Exhibit 99.2

FOR IMMEDIATE RELEASE

Intermex Holdings II, Inc. and FinTech Acquisition Corp. II Announce Merger Agreement Combining Businesses

Leading Money Transfer Services Company Will Apply to List on NASDAQ

Miami, FL, December 19, 2017 — Intermex Holdings II, Inc., the parent company of Intermex® Wire Transfer, LLC, a technology enabled wire transfer and financial processing solutions provider, and FinTech Acquisition Corp. II (NASDAQ: FNTE) (“FinTech”), announced today that they have entered into a definitive merger agreement with Intermex’s owner, Stella Point Capital, LP (Stella Point Capital), whereby FNTE will acquire Intermex and will be renamed Intermex Wire Transfer, Inc. The merged company is expected to continue to be listed on the Nasdaq Stock Market. Post transaction, Robert (Bob) Lisy, President, Chairman and Chief Executive Officer and the rest of the existing Intermex management team will continue to lead the company.

Betsy Z. Cohen, Chairman of the Board of Directors of FinTech, said, “We are delighted to partner with Bob Lisy, Chairman and CEO, and his team at Intermex, a leading provider of money transfer services to the Latin America corridor. Since 2013, Bob has driven both growth and profitability, with transaction volume having increased more than 2.5x, and EBITDA experiencing a compound annual growth rate of almost 40%. Intermex is an omnichannel operation whose proprietary technology assures the highest quality of service. The continued expansion of online services, loyalty cards and scalable proprietary processing capacity will drive continued revenue growth and margin expansion. The transformation of this private company will reduce its cost of capital, create a currency for acquisitions, and increase visibility with customers and agents.”

Bob Lisy, President, Chairman, and Chief Executive Officer of Intermex commented, “We are excited to be partnering with FinTech in a transaction that provides an efficient path for a successful transformation to a public company. Intermex has developed a unique and differentiated approach to the wire transfer services market that has resulted in significant and sustained market share gains and excess growth relative to industry peers. Our new capital structure will support our opportunistic growth strategy and our development of new products and technology, which will help scale the business.”

“We want to congratulate Bob Lisy, Randy Nilsen and the rest of the Intermex management team on the achievement of tremendous growth in excess of the market as Intermex has expanded its money remittance services beyond the Southeastern U.S. and into Western and Northern U.S. geographies, including states where there is significant demand for Latin American money transfers,” said Adam Godfrey and Justin Wender, Managing Partners of Stella Point. “We believe that Intermex’s evolution to a public company is a natural next step that will provide significant additional flexibility to capitalize on the numerous growth opportunities available to the company in the years to come.”

The existing members of the Intermex Board of Directors will become directors of the combined company. The Board of Directors will be augmented by the addition of former Deloitte & Touche LLP partner Mike Purcell, a financial expert as defined under the applicable NASDAQ and SEC rules, and Kurt Holstein, President of Azoic Ventures, Inc. Adam Godfrey, Stella Point Capital Managing Partner, Justin Wender, Stella Point Capital Managing Partner, Robert Jahn, Stella Point Capital Managing Director, Stephen Paul, Laurel Crown Partners, LLC’s Managing Principal, and John Rincon, who founded Intermex in 1994, will continue to serve on the Board of Directors. Additionally, FNTE has the right to appoint one independent board observer.

Intermex Highlights:

●	Intermex operates with both an online and retail presence which includes a sending agent network of more than 5,000 origination points and 33 Company Owned stores throughout the United States.
●	Organic revenues and Adjusted EBITDA compounded annual growth rates (CAGR) of 32% and 35%, respectively, from 2015 to 2017P.
●	Within its core markets of Mexico and Guatemala, Intermex has consistently exceeded the market rate of growth and continues to gain meaningful market share while continuing to expand per transaction margins to Mexico.
●	Systematic and efficient sales strategy that prioritizes agent productivity has resulted in a 12% CAGR of the average number of wires sent per agent between 2011 and 2017P, an approximate 2 times lift in agent productivity in that same time period.
●	Industry leading customer loyalty program drives more engaged and loyal customers when compared to non-enrolled customers.
●	Highly scalable and industry leading technology platform results in repeat sender transactions being completed in half the time of most competitors and a 99.95% historical uptime.
●	Highly complex and rigorous compliance process with real-time Anti-money Laundering (AML) and Office of Foreign Asset Control (OFAC) screening.

Additional information about Intermex’s operations can be found at www.intermexonline.com. In addition, information about Intermex’s operations and financial performance is contained in the investor presentation (the “Investor Presentation”) furnished today by FNTE via a Current Report on Form 8-K (the “Form 8-K”) with the Securities and Exchange Commission (the “SEC”), which can be viewed at the SEC website at www.sec.gov.

Summary of Merger

FNTE will acquire Intermex for aggregate consideration of approximately $260 million comprised of approximately $99 million in cash and approximately $161 million in FNTE common stock. FNTE will also repay approximately $20 million in debt outstanding under Intermex‘s existing credit facility in connection with the merger.

The merger is expected to close in the second quarter of 2018, pending Money Transfer License Approvals, FNTE stockholder approval and other customary closing conditions. Additional information about the merger can be found in the Form 8-K. Interested parties should visit the SEC website at www.sec.gov.

The description of the transaction contained herein is only a summary and is qualified in its entirety by reference to the merger agreement, a copy of which was filed by FNTE with the SEC as an exhibit to the Form 8-K.

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Advisors

Cantor Fitzgerald & Co, JMP Securities and Northland Securities, Inc. are acting as Capital Markets Advisors to FTNE; JMP Securities is also acting as Financial Advisor to FNTE; and Ledgewood is acting as legal counsel to FNTE.  Fried, Frank, Harris, Shriver & Jacobson, LLP is acting as legal counsel to Intermex in this transaction. Brenner Kaprosy Mitchell, LLP is acting as legal counsel to Intermex’s management in this transaction.

Conference Call Information

Senior management of FNTE and Intermex Holdings II, LLC will be hosting an investor conference call to allow shareholders an opportunity to hear from management.

Please call in at least 10 minutes prior to the call to register.

Date: December 20, 2017 at 11:00am EDT
Dial:

United States: (800) 288-8960

International: (612) 288-0340

Confirmation Code: 439448

A replay of the call will be available after 12/20/2017 at 12:30PM ET by dialing:

United States: (800) 475-6701

International: (320) 365-3844

Access Code: 439448

About FinTech Acquisition Corp. II

FinTech Acquisition Corp. II is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination. In January 2017, FNTE consummated a $175 million initial public offering (the “IPO”) of 17.5 million units, each unit consisting of one share of common stock and one half of one warrant, at a price of $10.00 per unit. Simultaneously, FNTE consummated the sale of 420,000 units at a price of $10.00 per unit in a private placement that generated gross proceeds of $4,200,000. FNTE’s securities are quoted on the NASDAQ Stock Market under the ticker symbols FNTE, FNTEW and FNTEU.

About Stella Point Capital

Stella Point Capital is a New York-based private equity firm focused on industrial, consumer, and business services investments. Founded by Managing Partners Justin Wender and Adam Godfrey, the firm actively seeks investment opportunities throughout North America, working closely with management teams to identify strong market positions and achieve transformational growth. Stella Point’s investment team has over 75 years of combined investing and operating experience, encompassing more than 35 investments, at leading global private equity firms. Stella Point provides unparalleled senior level attention and expertise, seeking to cultivate strong relationships with portfolio companies to generate superior investment returns and significant long-term value. Please visit www.stellapoint.com for additional information.

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Note Regarding Intermex Financial Information

Any financial information and data of Intermex contained in this press release is preliminary in nature, is derived from Intermex’s unaudited financial statements and data, is based solely on information available as of the date of this press release and may not conform to the requirements of Regulation S-X under the Securities Act. Accordingly, you should not place undue reliance on this information and data. Intermex is continuing to prepare its financial statements for its fourth quarter and fiscal year ending December 31, 2017, and any financial information and data described above are only estimates. Intermex’s actual results for its fourth quarter and fiscal year ending December 31, 2017 may vary from this preliminary information and data, and are not necessarily indicative of the results to be achieved in any future period. Additionally, such information and data may be adjusted and presented differently in FNTE’s definitive proxy statement/prospectus to be mailed to security holders.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “could”, “continue”, “expect”, “estimate”, “may”, “plan”, “outlook”, “future” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements, which involve risks and uncertainties, relate to analyses and other information that are based on forecasts of future results and estimates of amounts not yet determinable and may also relate to our future prospects, developments and business strategies. In particular, such forward-looking statements include statements concerning the timing of the merger; the business plans, objectives, expectations and intentions of the public company once the transaction is complete, and Intermex’s estimated and future results of operations, business strategies, competitive position, industry environment and potential growth opportunities. These statements are based on FNTE’s or Intermex’s management’s current expectations and beliefs, as well as a number of assumptions concerning future events.

Such forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside FNTE’s or Intermex’s control that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to, (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (2) the inability to complete the transactions contemplated by the merger agreement due to the failure to obtain approval of the stockholders of FNTE or other conditions to closing in the merger agreement; (3) the ability of the public entity to meet NASDAQ’s listing standards following the merger; (4) the risk that the proposed transaction disrupts current plans and operations of Intermex as a result of the announcement and consummation of the transactions described herein; (5) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with suppliers and retain its management and key employees; (6) costs related to the proposed business combination; (7) changes in applicable laws or regulations; and (8) the possibility that Intermex may be adversely affected by other economic, business, regulatory and/or competitive factors. Additional factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements can be found in FNTE’s most recent annual report on Form 10-K and subsequently filed quarterly reports on Form 10-Q and current reports on Form 8-K, which are available, free of charge, at the SEC’s website at www.sec.gov., and will also be provided in the registration statement on Form S-4 and FNTE’s proxy statement/prospectus when available. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and FNTE and Intermex undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

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Additional Information about the Merger and Where to Find It

In connection with the proposed merger, FNTE intends to file with the SEC a preliminary proxy statement/prospectus (which will be included in a registration statement on Form S-4 (the “Registration Statement”)). When completed, FNTE will mail a definitive proxy statement/prospectus to its stockholders in connection with FNTE’s solicitation of proxies for the special meeting of FNTE stockholders to be held to approve the merger and related transactions. This press release does not contain all the information that should be considered concerning the merger. It is not intended to provide the basis for any investment decision or any other decision with respect to the proposed merger. FNTE stockholders and other interested persons are advised to read, when available, FNTE’s preliminary proxy statement/prospectus, the amendments thereto, and definitive proxy statement/prospectus, as these materials will contain important information about Intermex, FNTE and the proposed merger. The definitive proxy statement/prospectus will be mailed to stockholders of FNTE as of a record date to be established for voting on the merger and related transactions. Stockholders will also be able to obtain copies of the proxy statement/prospectus and other documents filed with the SEC that will be incorporated by reference in the proxy statement/prospectus, without charge, once available, at the SEC’s Internet site at http://www.sec.gov, or by directing a request to: FinTech Acquisition Corp. II, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania, 19104, attention: James J. McEntee, III, telephone 212.735.1498.

Participants in the Solicitation

FinTech Acquisition Corp. II and its directors and officers may be deemed participants in the solicitation of proxies to FNTE’s stockholders with respect to the transaction. Information regarding FNTE’s directors and officers is available in FNTE’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which has been filed with the SEC. Additional information will also be contained in FNTE’s definitive proxy statement/prospectus relating to the proposed merger when available.

Disclaimer

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there by any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Contact:

Bradley Pitts, SVP Marketing and Communications

bpitts@intermexusa.com

(305) 671-8059

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